Fees Summary	Mar. 15, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 298,869,000
Previously Paid Amount	0
Total Fee Amount	45,756.84
Total Offset Amount	0
Net Fee	$ 45,756.84